Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO SECTION 906
			   OF THE SARBANES-OXLEY ACT OF 2002

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Solely for the purposes of complying with, and the extent required by 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies, in his capacity as the Chief Executive Officer and Chief Financial Officer of Northstar Electronics, Inc., that, to his knowledge, the amended quarterly report of the company on Form 10-Q/A for the period ended March 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.

May 22, 2012

/s/ Wilson Russell
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Wilson Russell, Chief Executive
Officer and Chief Financial Officer